UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 15, 2007

BLACKROCK KELSO CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51327	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 15, 2007, BlackRock Kelso Capital Corporation (the "Company") amended its $500,000,000 senior secured, multi-currency, revolving credit facility (the "Facility") due December 6, 2010.  The amended Facility extends to April 16, 2007 the expiration date of $100,000,000 in commitments that had previously been scheduled to expire on October 16, 2007.  After April 16, 2007, total commitments will revert to $400,000,000.  Subject to certain conditions, the Company continues to have the ability to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $1,000,000,000.  Pricing remains at 87.5 basis points over LIBOR.  The Facility will continue to be used to supplement the Company’s equity capital to make additional portfolio investments and for general corporate purposes.

From time to time, certain of the lenders provide customary commercial and investment banking services to the Company.

The amendment to the Facility, among the Company, Citibank, N.A., JP Morgan Chase Bank, N.A., Wachovia Bank, National Association, Merrill Lynch Capital Corporation, Bear Stearns Corporate Lending Inc. and UBS Loan Finance LLC, is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1
Amendment No. 3 and Agreement, dated as of October 15, 2007, to the Senior Secured Revolving Credit Agreement, dated as of December 6, 2006, among BlackRock Kelso Capital Corporation, the lenders party thereto and Citibank, N.A., as Administrative Agent

Forward-Looking Statements

Statements included herein may constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees of future performance or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  The Company undertakes no duty to update any forward looking statements made herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: October 16, 2007	By:	/s/ Frank D. Gordon
		Name:	Frank D. Gordon
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Amendment No. 3 and Agreement, dated as of October 15, 2007, to the Senior Secured Revolving Credit Agreement, dated as of December 6, 2006, among BlackRock Kelso Capital Corporation, the lenders party thereto and Citibank, N.A., as Administrative Agent